Defined Asset Funds®

Sector
2000 Series
C

Biotechnology Portfolio





A Research Focus on the Biotechnology Sector...

Merrill Lynch



In 1951, scientists Francis Crick, James Watson and Maurice Wilkins unveiled a profound biological finding — deoxyribonucleic acid, otherwise known as DNA. They described the molecular structure of their Nobel Prize-winning discovery as a double helix, or a spiral staircase with many individual steps. Today, we recognize DNA as a monumental discovery of the 20th century, marking the first great leap of the biotechnology revolution. Defined Asset Funds® offers you an opportunity that seeks to capitalize on the potential of this burgeoning frontier with our...

Biotechnology Portfolio

Defined Asset Funds — Our Philosophy

At Defined Asset Funds, we believe that knowledge and discipline are essential to sound investment planning. For this reason, our unit investment trusts provide the information to help you invest appropriately, and the discipline to help you stay on course.

We've found that diversity and drive can be key to uncovering compelling investments. To this end, our experienced team of research analysts and securities traders searches Wall Street and beyond, creating portfolios for strong potential. Our equity funds seek to capitalize on vibrant economic sectors, innovative quantitative strategies and thorough fundamental analysis. Our fixed-income funds offer the regular income and stability to help balance and diversify your investment assets.

At Defined Asset Funds, we set the foundation for each of our portfolios in this way, because we have a very important goal in mind — yours.

A Pioneering Sector

Since its infancy in the early 1950s, the science of biotechnology has grown from one of theoretical possibility to one of real-world application. Many pioneering biotechnology companies have matured, and are now capable of producing viable products and services as well as managing and improving corporate earnings.

At Defined Asset Funds, we believe the biotechnology sector is just beginning to realize its full potential for several reasons:

New Products and Applications

More new products and applications are being developed, and biotechnology companies are spending more money on research and development (R&D).

FDA Approval

Biotechnology products have been receiving FDA approval at a faster pace. For example, from 1989 to 1994, a total of 15 biotechnology products received approval. In 1999 alone, the FDA approved 22 new biotechnology products.

An Economically Resistant Sector

Biotechnology products may be resistant to cyclical economic trends because many drugs directly affect the quality of patients' lives.

Competitive Advantage

Due to the complexity of its products, the biotechnology industry is not currently prone to generic competition.

Our Sector Strategy

The Defined Asset Funds Biotechnology Portfolio seeks capital appreciation by investing in a number of potentially dynamic companies in the biotechnology sector. The stocks are researched and selected for their capital appreciation potential and strong fundamentals. Portfolio stocks represent a range of market capitalizations.

The Portfolio

Like other Defined Asset Funds, the Biotechnology Portfolio follows a disciplined strategy. It invests in a selection of stocks for a fixed period of time — in this case, two years. At the end of that time, you can choose to either redeem your investment or roll your proceeds into the next Portfolio, if available, at a reduced sales charge. We suggest you follow this strategy for four to six years for potentially more consistent results.

Selected by Merrill Lynch Global Research and Economics Group: A reputation for excellence

A Defined Portfolio

Company	Symbol
Abgenix, Inc. Abgenix develops antibody therapeutic products that treat transplant-related diseases, inflammatory and autoimmune disorders and cancer.	**ABGX**
Affymetrix, Inc. This company's GeneChip system acquires, analyzes and manages genetic information to improve the diagnosis, monitoring, and treatment of disease.	**AFFX**
Amgen, Inc. Amgen discovers, develops, manufactures and markets human therapeutics.	**AMGN**
Biogen, Inc. Biogen's focus is on developmental biology and gene therapy.	**BGEN**
Chiron Corporation This biotechnology company's products treat cardiovascular and infectious diseases.	**CHIR**
COR Therapeutics, Inc. COR Therapeutics' products are for the treatment and prevention of severe cardiovascular diseases.	**CORR**
CV Therapeutics, Inc. CV Therapeutics discovers and develops new small molecule drugs to treat cardiovascular disease.	**CVTX**
Genentech, Inc. This biotechnology company discovers, develops and markets human pharmaceuticals.	**DNA**
Genzyme Corporation Genzyme develops and markets therapeutic and surgical products worldwide.	**GENZ**
Human Genome Sciences, Inc. Based on the discovery of human and microbial genes, this company's products predict, prevent, detect, treat and cure disease.	**HGSI**
IDEC Pharmaceuticals Corporation IDEC researches, develops and commercializes targeted therapies for the treatment of cancer and autoimmune and inflammatory diseases.	**IDPH**
ImClone Systems, Inc. This company develops novel therapeutic products for the treatment of cancer and related disorders.	**IMCL**
Immunex Corporation Immunex's products are used to treat human diseases, including cancer, infectious diseases and immunological disorders.	**IMNX**
Immunomedics, Inc. This company develops, manufactures and sells diagnostic imaging and therapeutic products for cancer and infectious diseases.	**IMMU**
Inhale Therapeutic Systems, Inc. This company develops a proprietary inhalation drug delivery system to deliver a variety of drugs to the deep lung.	**INHL**
MedImmune, Inc. MedImmune develops and markets products for infectious diseases, transplantation medicine, autoimmune diseases and cancer.	**MEDI**
Millennium Pharmaceuticals, Inc. This drug company discovers and develops proprietary therapeutic and diagnostic healthcare products and services.	**MLNM**
NPS Pharmaceuticals, Inc. NPS Pharmaceuticals is currently researching and developing drug therapies for osteoporosis, epilepsy, bipolar disorder and brain damage from stroke or head trauma.	**NPSP**
Regeneron Pharmaceuticals, Inc. This company applies molecular and cell biology to discover potential therapeutics for human medical conditions.	**REGN**
Serono SA* Serono's core business is in reproductive health and the treatment of infertility.	**SRA**
Teva Pharmaceutical Industries Limited*† This Israeli pharmaceutical company has 70% of its sales in the United States. It develops, manufactures, and markets branded and generic pharmaceutical products.	**TEVA**
Transkaryotic Therapies, Inc. This company's product development platforms include gene activation and gene therapy.	**TKTX**
Vertex Pharmaceuticals, Inc. This company specializes in drugs for the treatment of diseases for which there have been limited or no effective treatments.	**VRTX**

* This issuer is a foreign corporation; dividends, if any, may be subject to withholding taxes.

† This stock currently pays dividends.

Discover Biotechnology Today!

You can get started with $250. This fund is eligible for purchase through Unlimited Advantage[SM] accounts, in which Unlimited Advantage fees apply in lieu of the sales charges listed on back. Call your financial professional to learn how the Biotechnology Portfolio may help to meet your personal investment goals and how it may be appropriate for your IRA account. You may request a free prospectus containing more complete information including sales charges, expenses and risks. You may also download a prospectus from our Web site address listed on back. Please read the prospectus carefully before you invest or send money.

definedfunds.com/ml

BUY WITH KNOWLEDGE. HOLD WITH CONFIDENCE.

Defining Your Risks

Please keep in mind the following factors when considering this investment. Your financial professional will be happy to answer any questions you may have.

- This Portfolio, which is considered speculative, is designed for investors who can assume the increased risks associated with biotechnology stocks. It is generally not appropriate for investors seeking capital preservation or current income. Most of these stocks do not pay dividends.
- There can be no assurance that this Portfolio will meet its objective.
- The value of your investment will fluctuate with the prices of the underlying stocks.
- This Portfolio consists entirely of biotechnology stocks whose prices can be extremely volatile. It should not be considered a complete investment program. This industry is subject to special risks including significant expenditures on research and development, FDA approval and product liability.
- This Portfolio contains international equity investments, which may involve special risks including higher price volatility, currency fluctuations and political developments.

Tax Efficiency

When seeking capital appreciation, managing tax liability on capital gains can be vital to your overall return. By holding this Fund for more than one year, individuals may be eligible for favorable federal tax rates on net long-term capital gains (currently no more than 20%).

Generally, dividends and any gains will be subject to tax each year, whether or not reinvested. However, on rollovers to future Portfolios, if available, certain investors may defer recognition of gains and losses for federal tax purposes on stocks that are transferred to the new Portfolio. Please consult your tax advisor concerning state and local taxation.

Your taxable income is expected to include foreign withholding taxes. However, subject to limitations, you may be able to credit these taxes against your U.S. federal income taxes.

This Portfolio may not be appropriate for foreign investors who would not be subject to U.S. withholding taxes if they directly owned the securities held by the Portfolio.

Defining Your Costs

You will pay an initial sales charge of about 1% the first time you buy. In addition, you'll pay a deferred sales charge in six monthly installments of $2.50 per 1,000 units, deducted from the Portfolio's net asset value each year of its two-year life ($30.00 total).

	As a % of Public Offering Price	Amount Per 1,000 Units
Initial Sales Charge	1.00%	$10.00
Deferred Sales Charge Year 1	1.50%	$15.00
Deferred Sales Charge Year 2	1.50%	$15.00
Maximum Sales Charge	4.00%	$40.00
Annual Creation and Development Fee *(as a % of net assets)*	0.250%	$2.48
Estimated Annual Expenses *(as a % of net assets)*	0.207%	$2.04
Estimated Organization Costs		$2.59

If you sell your units before the final deferred sales charge installment in either the first or second year, the remaining balance of your deferred sales charge for that year will be deducted, along with the estimated costs of selling Portfolio securities. If you roll over to a successor Portfolio, if available, the initial sales charge on that Portfolio will be waived. You will only pay the deferred sales charge.

Volume Purchase Discounts

For larger purchases, the overall sales charges are reduced to put more of your investment dollars to work for you.

If You Invest:	Your Maximum Two-Year Sales Charge (as a % of your investment) Will Be:
Less than $50,000	4.00%
$50,000 to $99,999	3.75
$100,000 to $249,999	3.25
$250,000 to $999,999	3.00
$1,000,000 or more	2.25

The information in this brochure is not complete and may be changed. We may not sell the securities of the next portfolio until the registration statement filed with the Securities and Exchange Commission is effective. This brochure is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where their offer or sale is not permitted.

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